As filed with the Securities and Exchange Commission on February 28, 2003
                      Registration Nos. 33-32819 - 811-6023


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 17


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 19


                          MANAGED MUNICIPAL FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                                 (212) 446-5600


                                R. Alan Medaugh
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030


--------------------------------------------------------------------------------

It is proposed that this filing will become effective:

[X]     immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]     on _________________ pursuant to Rule 485, paragraph (b)(1)
[ ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(1)
[ ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]     on _________________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Managed Municipal Fund.

ISI MANAGED MUNICIPAL FUND SHARES
535 Madison Avenue,  30th Floor
New York, New York 10022
For information call (800) 955-7175


   This mutual fund (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

   The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Investment Summary ....................................................      1

Fees and Expenses of the Fund .........................................      3

Investment Program ....................................................      4

The Fund's Net Asset Value ............................................      4

How to Buy Shares .....................................................      5

How to Redeem Shares ..................................................      5

Telephone Transactions ................................................      6

Sales Charges .........................................................      6

Dividends and Taxes ...................................................      7

Investment Advisor ....................................................      8

Other Service Providers ...............................................      8

Financial Highlights ..................................................      9

Application............................................................    A-1


   THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
    THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is March 1, 2003.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES


     The Fund's investment objectives are a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve these objectives, under normal circumstances the Fund will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard &
Poor's Ratings Group. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by municipal obligations. The Advisor will consider both a security's yield and its potential for capital gains resulting from changes in interest rates.


RISK PROFILE

     The Fund may be suited for you if you are seeking a high level of total return including some income exempt from federal income taxes, but you also desire the value of your investment to remain relatively stable.


     The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the municipal obligations in the Fund's portfolio. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. The prices of municipal obligations will respond to economic and market factors, especially interest rate changes.


     INTEREST RATE RISK. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

     MATURITY RISK. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, price fluctuations will generally be greater at times when the Fund's average maturity is longer.

     STYLE RISK. The success of the Fund's investment approach will depend on the Advisor's ability to anticipate the direction of interest rates.


     SPECIAL TAX FEATURES. While income distributions from the Fund will generally be exempt from federal taxes, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable.


     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE


     The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.


                          FOR YEARS ENDED DECEMBER 31,*

[EDGAR REPRESENTATION OF BAR CHART:
1993-   11.41%
1994-   -6.28%
1995-   17.78%
1996-    2.72%
1997-    8.40%
1998-    6.05%
1999-   -3.80%
2000-   12.27%
2001-    3.96%
2002-    8.73%]


* The bar chart does not reflect sales charges or the effect of any taxes on distributions. If it did, returns would have been less than those shown. Performance would have been lower if certain of the Fund's fees and expenses had not been waived.

     During the ten-year period shown in the bar chart, the highest return for a quarter was 7.29% (quarter ended 3/31/95) and the lowest return for a quarter was -5.68% (quarter ended 3/31/94).

     The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares for the periods ended December 31, 2002 to the Lehman Brothers General Obligation Index, the Lehman Brothers Prerefunded Index, and the Consumer Price Index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2002)
                                                  1 YEAR    5 YEARS    10 YEARS
                                                  ------    -------    --------
RETURN BEFORE TAXES(1)                             5.46%     4.65%      5.56%
RETURN AFTER TAXES ON DISTRIBUTIONS(1)(2)          5.25%     4.49%      5.26%
RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUNDS SHARES(1)(3)                  4.87%     4.49%      5.19%
------------------------------------------------------------------------------
LEHMAN BROTHERS GENERAL OBLIGATION INDEX(4)        9.20%     5.99%      6.56%
LEHMAN BROTHERS PREREFUNDED INDEX(4)               8.23%     5.63%      5.74%
CONSUMER PRICE INDEX(5)                            2.53%     2.34%      2.43%

-------------------------
(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The Return After Taxes on Distributions assumes that the investor held Shares throughout the period and was taxed on taxable distributions paid during the period.
(3) The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Fund shares at the end of the period and was taxed on both the taxable distributions paid during the period and the capital gains realized from the sale of the Fund Shares.
(4) The Lehman Brothers General Obligation Index reflects general municipal market performance. The Lehman Brothers Prerefunded Index is a better indicator of the Fund's performance due to its higher quality characteristics. These indices are passive measurements of municipal bond performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. The average annual total returns for these indices do not reflect deductions for fees, expenses or taxes.
(5) The Consumer Price Index is a widely used measure of inflation. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.

     After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)          3.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                   None
Maximum Deferred Sales Charge (Load)                                                          None
Redemption Fee                                                                                None
Exchange Fee                                                                                  None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees                                                                               0.40%
Distribution and/or Service (12b-1) Fees                                                      0.25%
Other Expenses                                                                                0.31%
                                                                                              -----
Total Annual Fund Operating Expenses                                                          0.96%
Less Fee Waivers and Reimbursement of Expenses                                               (0.02)%*
                                                                                             -------
Net Expenses                                                                                  0.94%
                                                                                              =====

----------------------
* The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Operating Expenses do not exceed 0.95% of the Fund's average daily net assets. This agreement will continue until at least February 29, 2004 and may be extended.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR        3 YEARS        5 YEARS       10 YEARS
          ------        -------        -------       --------
           $393          $594           $813          $1,441


   Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVES, POLICIES AND RISK
CONSIDERATIONS


     The Fund's investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

     The Fund, under normal circumstances, will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from changes in interest rates.

     When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by municipal obligations. At certain times the average maturity of the Fund's portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical INSTITUTIONAL INVESTOR in each of the last 23 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates.

     An investment in the Fund involves risk. Municipal obligations are subject to interest rate risk. The value of municipal obligations changes as interest rates fluctuate. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the fluctuations will generally be greater at times when the Fund's average maturity is longer. While income distributions from the Fund will generally be exempt from federal taxes, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. There can be no guarantee that the Advisor's economic analyses will accurately predict interest rate trends or that portfolio strategies based on Mr. Hyman's economic analyses will be effective. There can be no assurance that the Fund will achieve its goals.

     Even under normal market conditions, the Fund may invest to a limited extent in taxable obligations. To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary defensive investments may include taxable investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE


     The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the outstanding Shares.

     In valuing its assets, the Fund prices its investments at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem Shares.


HOW TO BUY SHARES


     You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.


INVESTMENT MINIMUMS


     Your initial investment must be at least $5,000. Subsequent investments must be at least $250. If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.


INVESTING REGULARLY


     You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES


     You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem your shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

     Your securities dealer, your servicing agent or the Transfer Agent may require specific documents before they redeem your shares such as those listed below:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


OTHER REDEMPTION INFORMATION


     Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected. If you recently purchased your Shares by check, redemption proceeds may not be available until your check has cleared.

     SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem your remaining Shares after giving you 60 days' notice.

     REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

     SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS


     If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

PURCHASE PRICE


     The price you pay to buy Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                        SALES CHARGE AS % OF
                                        --------------------
                                                      NET
                                        OFFERING     AMOUNT
AMOUNT OF PURCHASE                        PRICE     INVESTED
------------------                        -----     --------
Less than    $  100,000                   3.00%      3.09%
$  100,000 - $  249,999                   2.50%      2.56%
$  250,000 - $  499,999                   2.00%      2.04%
$  500,000 - $  999,999                   1.50%      1.52%
$1,000,000 - $1,999,999                   0.75%      0.76%
$2,000,000 - $2,999,999                   0.50%      0.50%
$3,000,000 - and over                     None        None

     The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Shares.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by February 29, 2004 and provide documentation of your redemption or sale.


PURCHASES BY EXCHANGE


     You may exchange shares of any other fund in the ISI family of funds for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


REDEMPTION PRICE


     The price you receive when you redeem shares will be the net asset value per share.


DISTRIBUTION PLAN


     The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of Fund Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of its average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.


     The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Shares for shares of a different ISI fund is the same as a sale.

     The Fund intends to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from Federal income tax may be subject to state and local income tax. Any capital gains distributed by the

Fund may be taxable. The Fund will tell you annually how to treat dividends and distributions.

     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.


INVESTMENT ADVISOR


     International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to Total Return
U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $647 million of net assets as of December 31, 2002.

     As compensation for its services for the fiscal year ended October 31, 2002, ISI was entitled to receive from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

     ISI has contractually agreed to reduce its annual fee and reimburse expenses if necessary, so that the Fund's total annual operating expenses do not exceed 0.95% of average daily net assets. This agreement will continue until at least February 29, 2004 and may be extended.


PORTFOLIO MANAGERS


     Edward  S.  Hyman,  Chairman  of ISI and the  Fund,  and R.  Alan  Medaugh,
President of ISI and the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded ISI in 1991.

     Mr. Hyman is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund's portfolio are based. (See the section entitled "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical, INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 23years.

     Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

OTHER SERVICE PROVIDERS

     Forum Administrative Services, LLC ("Forum") and its affiliates provide various services to the Fund. As of December 31, 2002, Forum and its affiliates provided services to investment companies and collective investment funds with assets of approximately $116 billion.

     Forum provides administration services to the Fund. Forum supervises day-to-day operations of the Fund, including preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and other service providers. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent, and Forum Accounting Services, LLC is the Fund's fund accountant.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2002 Annual Report, which is available upon request. For the other periods, the Fund's financial highlights were audited by other auditors.



                                                                        FOR THE YEARS ENDED OCTOBER 31,

                                                          2002         2001         2000         1999          1998
                                                          ----         ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                    $ 10.99      $ 10.47      $ 10.12      $ 11.01       $ 10.79
                                                         -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                      0.45         0.45         0.47         0.45          0.46

Net realized and unrealized gain (loss) on investments     0.09         0.55         0.36        (0.83)         0.33
                                                           ----         ----         ----        ------
Total from investment operations                           0.54         1.00         0.83        (0.38)         0.79
                                                           ----         ----         ----        ------         ----
LESS DISTRIBUTIONS FROM:

Net investment income and short-term
   capital gains                                          (0.45)       (0.47)       (0.48)       (0.47)        (0.54)

Net realized long-term capital gains                      (0.08)       (0.01)         -          (0.04)        (0.03)
                                                          ------       ------       ------       ------        ------
Total distributions                                       (0.53)       (0.48)       (0.48)       (0.51)        (0.57)
                                                          ------       ------       ------       ------        ------
Net asset value, end of period                          $ 11.00      $ 10.99      $ 10.47      $ 10.12       $ 11.01
                                                         =======      =======      =======      =======       =======
TOTAL RETURN(1)                                            5.11%        9.76%        8.44%       (3.61)%        7.51%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (000s)                       $103,198      $66,105      $65,233      $70,609       $80,749

Ratios to average daily net assets:

Net investment income                                      3.92%        4.18%        4.60%        4.23%         4.24%

Expenses after waivers and/or reimbursements               0.94%        0.93%        0.90%        0.90%         0.90%

Expenses before waivers and/or reimbursements              0.96%        0.99%        1.01%        1.10%         1.13%

Portfolio turnover rate                                      11%          21%          22%          8%            18%

------------------------------
(1) Total return excludes the effect of sales charges.


                        ISI MANAGED MUNICIPAL FUND SHARES
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

 Make check payable to "ISI Managed Municipal Fund Shares"  and mail with this Application to:
            ISI MUTUAL FUNDS                  OR FOR OVERNIGHT DELIVERY TO:      ISI MUTUAL FUNDS
            P.O. BOX 446 ATTN: TRANSFER AGENT                                    2 PORTLAND SQUARE ATTN:  TRANSFER AGENT
            PORTLAND, MAINE 04112                                                PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.
TO OPEN AN IRA  ACCOUNT, CALL ISI AT (800) 955-7175 TO REQUEST AN APPLICATION.

 YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                    -----------------------------------------
                                                             Existing Account No., if any
---------------------------------------------                -----------------------------------------
  INDIVIDUAL OR JOINT TENANT                                   GIFTS TO MINORS
---------------------------------------------                -----------------------------------------


---------------------------------------------                -----------------------------------------
 First Name        Initial         Last Name                 Custodian's Name (only one allowed by law)

---------------------------------------------                -----------------------------------------
 Social Security Number            Birth Date                Minor's Name (only one)

---------------------------------------------                -----------------------------------------
 Joint Tenant      Initial         Last Name                 Social Security Number of Minor

---------------------------------------------                -----------------------------------------
 Social Security Number            Birth Date                Minor's Date of Birth (Mo./Day/Yr.)
                                                             under the _______________ Uniform Gifts to Minors Act
                                                                       State of Residence
---------------------------------------------                ------------------------------------------
  CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                     MAILING/RESIDENCY ADDRESS
---------------------------------------------                ------------------------------------------

---------------------------------------------                ------------------------------------------
 Name of Corporation, Trust or Partnership                   Number and Street (Required)

---------------------------------------------                ------------------------------------------
 Tax ID Number                     Date of Trust             Mailing Address, If Different

---------------------------------------------                ------------------------------------------
 Name of Trustees or Authorized Trader                       City                    State        Zip

---------------------------------------------               ------------------------------------------
 Social Security Number            Birth Date                Daytime Phone

LETTER OF INTENT (OPTIONAL)

[ ] I intend to invest at least the amount  indicated  below in ISI Managed Municipal Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

 ____$50,000   ____$100,000   ____$250,000    ____$500,000    ____$1,000,000   ____$2,000,000    ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

Fund Name                            Account No.               Owner's Name                 Relationship
---------                            ----------                ------------                 ------------

=============================================================================================================================

=============================================================================================================================

=============================================================================================================================

=============================================================================================================================

DISTRIBUTION OPTIONS

Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions  will be reinvested.

         INCOME DIVIDENDS                                            CAPITAL GAINS
         [ ]Reinvested in additional shares                          [ ]Reinvested in additional shares
         [ ]Paid in Cash                                             [ ]Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

                                                                             A-1




AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest  $___________________for me, on a monthly or quarterly basis, on or about the 20th of each month or if  quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)
MINIMUM INITIAL INVESTMENT: $250
SUBSEQUENT INVESTMENTS (CHECK ONE):     [ ] Monthly ($100 MINIMUM)        [ ] Quarterly ($250 MINIMUM)
                                                                          ------------------------------
                                                                          PLEASE ATTACH A VOIDED CHECK.
                                                                          ------------------------------

 ---------------------------------------------               ----------------------------------------------
 Bank Name                                                   Depositor's Signature                Date

 ---------------------------------------------               ----------------------------------------------
 Existing ISI Managed Municipal Fund                         Depositor's Signature                Date
 Account No., if any                                         (if joint acct., both must sign)

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ]Beginning the month of -------------, 20--------, please send me checks on a monthly or quarterly basis, as indicated  below, in the amount of $--------------, from shares that I own, payable to the account registration address as shown above.
(Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):        [ ]Monthly          [ ]Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE
PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS)  UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [ ]Telephone redemption privileges    [ ]Telephone exchange privileges

Redemptions effected  by  telephone  will be mailed to the  address of record.  If you would prefer redemptions mailed to a pre-designated  bank account,  please provide the following information:

      Bank: ___________________________________              Bank Account No.: ______________________________

   Address: ___________________________________             Bank Account Name: ______________________________

            ___________________________________                                ___________________________________

SIGNATURE AND TAXPAYER CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Managed Municipal Fund ("the
Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned  represent(s) and  warrant(s) that I (we)  have full right, power and authority to make this investment  and  the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.
Under the penalties of perjury, I certify:
|_|That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)).
     AND
     |_|  That the number shown on this form is my correct social security/taxpayer identification number.
     OR
     |_| That I have not provided a social security/taxpayer  identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
     AND
     |_| That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
     OR
     |_| That I have been notified by the IRS that I am subject to backup withholding.
|_|Non-U.S. Citizen Taxpayer:
   Indicated country of residence for tax purposes:  _____________________________________________________________
   Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
I  acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.  The Internal
Revenue Service does not require your consent to any provision  of  this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------            -----------------------------------------------------------
 Signature                             Date                 Signature (if joint account, both must sign)      Date

------------------------------------------------------------------------------------------------------------------------------------
FOR DEALER USE ONLY
Dealer's Name:     _______________________________          Dealer Code: ________________________________

Dealer's Address:  _______________________________          Branch Code: ________________________________

                   _______________________________          Rep. No.:    ________________________________

Representative:    _______________________________

                        ISI MANAGED MUNICIPAL FUND SHARES


                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022



                ADMINISTRATOR                          DISTRIBUTOR
             FORUM ADMINISTRATIVE                INTERNATIONAL STRATEGY &
                SERVICES, LLC                     INVESTMENT GROUP INC.
             Two Portland Square              535 Madison Avenue, 30th Floor
              Portland, ME 04101                    New York, NY 10022
                                                      1-800-955-7175

                TRANSFER AGENT                     INDEPENDENT AUDITORS
       FORUM SHAREHOLDER SERVICES, LLC              ERNST & YOUNG LLP
             Two Portland Square                   Two Commerce Square
              Portland, ME 04101                  Philadelphia, PA 19103
                1-800-882-8585

                  CUSTODIAN                            FUND COUNSEL
          THE NORTHERN TRUST COMPANY             KRAMER LEVIN NAFTALIS &
           50 South LaSalle Street                     FRANKEL LLP
              Chicago, IL 60675                      919 Third Avenue
                                                    New York, NY 10022

                                       ISI
                                     MANAGED
                                 MUNICIPAL FUND
                                     SHARES


     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.


                    Investment Company Act File No. 811-6023

[BANNER:   ISI
              INTERNATIONAL STRATEGY & INVESTMENT]



                                       ISI
                                MANAGED MUNICIPAL
                                   FUND SHARES



             An mutual fund with the investment objectives of a high
         level of total return with relative stability of principal and, secondarily, high current income exempt from federal income through investment in a portfolio consisting primarily of
                         tax-free municipal obligations.




                                  March 1, 2003






                                                                PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------

                          MANAGED MUNICIPAL FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

--------------------------------------------------------------------------------




THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.



            Statement of Additional Information Dated: March 1, 2003
                 Relating to the Prospectus dated March 1, 2003

                                       for


                        ISI Managed Municipal Fund Shares

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

GENERAL INFORMATION AND HISTORY                                                3
INVESTMENT OBJECTIVES AND POLICIES                                             3
INVESTMENT RESTRICTIONS                                                       10
VALUATION OF SHARES AND REDEMPTIONS                                           11
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS                          12
MANAGEMENT OF THE FUND                                                        16
INVESTMENT ADVISORY AND OTHER SERVICES                                        22
ADMINISTRATION                                                                24
DISTRIBUTION OF FUND SHARES                                                   26
BROKERAGE                                                                     30
CAPITAL SHARES                                                                31
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS                                        32
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES                             32
INDEPENDENT AUDITORS                                                          34
LEGAL MATTERS                                                                 54
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           34
PERFORMANCE INFORMATION                                                       34
FINANCIAL STATEMENTS                                                          39

GENERAL INFORMATION AND HISTORY

         Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Managed Municipal Fund Shares (the "Shares").


         The Fund's prospectus contains important information concerning the class of shares offered by the Fund, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from Participating Dealers (as defined below) that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on February 26, 1990.



INVESTMENT OBJECTIVES AND POLICIES

         The Fund's investment objectives are to seek a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objectives.

         Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

         Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets.

         Municipal   Obligations   can  be  classified   into  three   principal
categories: "general obligation bonds", "revenue bonds" and "notes." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.

         Revenue bonds include, in most cases, "tax-exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

         The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment adviser (the "Advisor") under criteria approved by the Board. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.


         The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.


         The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.


         The Fund may invest up to 10% of its total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may invest only in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating organization.


         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.


WHEN-ISSUED SECURITIES

         New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.


ACQUISITION OF STAND-BY COMMITMENTS

         The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

         The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.


PURCHASE OF VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

         The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


INVESTMENTS IN FUTURES CONTRACTS

         The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant ("FCM") (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

         Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

         Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts involve risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Advisor about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.


INVESTMENTS IN REPURCHASE AGREEMENTS


         The Fund may agree to purchase U.S. Treasury securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board under criteria established with the assistance of the Advisor. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest at least equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.



TAXABLE INVESTMENTS


         From time to time, the Fund may invest in securities, which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments consist of U.S. Treasury securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")



SIZE OF FUND

         The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.


INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:


1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);


3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

9.   Effect short sales of securities;

10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.


         The following investment restriction may be changed by a vote of a majority of the Board of Directors of the Fund (the "Board"): The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.



VALUATION OF SHARES AND REDEMPTIONS


VALUATION OF SHARES


         The net asset value per Share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE") each day on which the New York Stock Exchange is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.


REDEMPTIONS


         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If

Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.


         The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.


         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.



QUALIFICATION AS A REGULATED INVESTMENT COMPANY


         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.


         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders. The Fund will be subject to federal income taxation to the extent any such gains are not distributed.


FUND DISTRIBUTIONS

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you invest them in additional Shares.

         The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

         Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at a maximum rate of 20%, regardless of the length of time you have held Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

         The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES


         Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

         If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.


FEDERAL EXCISE TAX

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

         Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a "branch profits tax" on your "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

         If you are a "substantial user" (or related to "substantial users") of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses a trade or business a part of such a facility.

         Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

         The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

STATE AND LOCAL TAXES

         Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.



MANAGEMENT OF THE FUND


         The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

DIRECTORS AND OFFICERS

                  The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

                                                                                       NUMBER OF
                                                                                       FUNDS IN FUND
NAME, DATE OF                                                                          COMPLEX
BIRTH AND                             LENGTH                                           OVERSEEN BY
ADDRESS           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)               DIRECTOR        OTHER DIRECTORSHIPS
                  WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS                            HELD BY DIRECTOR


------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

Joseph R.         Director;           since      Private Equity Investor.                   4         Director, Soundview
Hardiman          Chairman,             1998     Formerly, President and Chief                        Technology Group, Inc.
                  Compensation                   Executive Officer, The NASD and                      (investment banking);
5/27/37           Committee;                     The NASDAQ Stock Market, Inc.                        Corvis Corporation,
                  Member, Audit and              (1987-1997).                                         (optical networks);
                  Compliance                                                                          The Nevis Fund
                  Committee, and                                                                      (registered investment
                  Nominating                                                                          company), Brown
                  Committee                                                                           Investment Advisory &
                                                                                                      Trust Company ; and 65
                                                                                                      funds in the Scudder
                                                                                                      family of funds
                                                                                                      (registered investment
                                                                                                      companies)

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

W. Murray         Director;           since      Principal, CM Coastal Development,         4         none
Jacques           Chairman,             2002     LLC (real estate development)
03/28/36          Nominating                     (2002 to present);  WMJ
                  Committee;                     Consulting, LLC (real estate
                  Member, Audit and              investment management company)
                  Compliance                     (1999 to present).  Formerly,
                  Committee, and                 Chairman and Chief Executive
                  Compensation                   Officer, VIB Management, Inc.
                  Committee                      (asset management company) (1994
                                                 to 1999).

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

--------------
1.   The Audit and  Compliance  Committee  assists the Board in  fulfilling  its
     responsibility   for   oversight  of  the  quality  and  integrity  of  the
     accounting, auditing and financial reporting practices of the Fund.
2.   The Nominating Committee,  which meets when necessary,  is charged with the duty of nominating all Disinterested  Directors and committee members,  and presenting those  nominations to the Board.  The Nominating  Committee will not consider  nominees  recommended by security  holders.
3.   TheCompensation  Committee assists the Board in monitoring the compensation of the Directors.

                                                                              17

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

Louis E. Levy     Director;           since      Director, Household International          4         Director, 48 funds in
11/16/32          Chairman, Audit       1994     (banking and finance). Formerly,                     the Scudder family of
                  and Compliance                 Chairman of the Quality Control                      funds (registered
                  Committee;                     Inquiry Committee, American                          investment companies)
                  Member,                        Institute of Certified Public
                  Nominating                     Accountants (1992-1998)
                  Committee, and
                  Compensation
                  Committee

------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

Edward S. Hyman   Director              since    Chairman of the Advisor; Chairman          4         none
4/8/45(*)                               1990     and President of the Distributor

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------
----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------

Carl W. Vogt      Director            since      Of Counsel, Fulbright & Jaworski,          4         Director, 48 funds in
4/20/36(+)                              1998     L.L.P. (law); American Science &                     the Scudder family of
                                                 Engineering (x-ray detection                         funds (registered
                                                 equipment) (1997 to present).                        investment companies);
                                                 Formerly, President (interim) of                     Waste Management, Inc.
                                                 Williams College (1999-2000) and                     (solid waste
                                                 President, certain funds in the                      disposal); Yellow
                                                 Scudder family of funds                              Corporation (trucking).
                                                 (registered investment companies)
                                                 (1999-2000).

----------------- ------------------- ---------- ------------------------------------ --------------- ------------------------



NAME, DATE OF
BIRTH AND                             LENGTH
ADDRESS           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)
                  WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------

OFFICERS

-------------------------------------------------------------------------------------

R. Alan Medaugh   President           since      President of the Advisor; and
8/20/43                               1990       Director of the Distributor.

----------------- ------------------- ---------- ------------------------------------

Nancy Lazar,      Vice President      since      Executive Vice President,
(8/1/57)                              1991       Assistant Treasurer, and
                                                 Secretary  of the Advisor; and
                                                 Executive Vice President,
                                                 Assistant Treasurer and Secretary
                                                 of the Distributor.

----------------- ------------------- ---------- ------------------------------------

Carrie L. Butler  Vice President      since      Managing Director of the Advisor.
5/1/67                                1991       Formerly, Vice President of the
                                                 Advisor (1991 to 2000).

----------------- ------------------- ---------- ------------------------------------

Edward J.         Vice President      since      President, EJV Financial Services,
Veilleux                              1991       LLC  (investment company
8/26/43                                          consulting) (2002 to present).
5 Brook Farm                                     Formerly, Director, Deutsche Asset
Court Hunt                                       Management  (1965 to 2002);
Valley, MD                                       Executive Vice President,
21030                                            Investment Company Capital Corp.
                                                                 (1996 to 2002).

----------------- ------------------- ---------- ------------------------------------

--------

* Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.
+ Considered to be an interested person, as defined by the 1940 Act, because of he is Of Counsel to the law firm of Fulbright & Jaworski, which has supplied legal services to LA Capital.



                                                                              18

----------------- ------------------- ---------- ------------------------------------

Stephen V.        Vice President      Since      Executive Managing Director and
Killorin                              2002       Chief Financial Officer of the
6/27/53                                          Advisor; and Executive Managing
                                                 Director and Chief Financial
                                                 Officer of the Distributor.
                                                 Formerly, Controller, Sanford C.
                                                 Bernstein & Co., Inc. (registered
                                                 investment advisor) (1999 to
                                                 2000); Managing Director, Deutsche
                                                 Bank (1994 to 1999).

----------------- ------------------- ---------- ------------------------------------

Margaret M.       Assistant Vice      since      Associate Managing Director of the
Beeler            President           1996       Advisor.  Formerly, Assistant Vice
3/1/67                                           President of the Advisor (1996 to
                                                                          2000).

----------------- ------------------- ---------- ------------------------------------

Keith C. Reilly   Assistant Vice      since      Managing Director of the Advisor.
6/2/66            President           1996       Formerly, Assistant Vice President
                                                 of the Advisor (1996 to 2000).

----------------- ------------------- ---------- ------------------------------------

Stacey E. Hong    Treasurer           since      Director, Forum Accounting
5/10/66                               2002       Services, LLC (fund accountant).
2 Portland
Square,                                          Officer of various registered
Portland, ME                                     investment companies for which
04101                                            Forum Financial Group, LLC ("Forum
                                                 Financial    Group")   or   its
                                                 affiliates    serve   as   fund
                                                 accountant,       administrator
                                                 and/or distributor.

----------------- ------------------- ---------- ------------------------------------

Thomas G.         Secretary           since      Director of Business Development,
Sheehan                               2002       Forum Financial Group (2001 to
7/15/54                                          present).  Formerly, Managing
2 Portland                                       Director and Counsel, Forum
Square                                           Financial Group (1993 to 2001).
Portland, ME                                     Officer of  various  registered
04101                                            investment  companies for which
                                                 Forum  Financial  Group  or its
                                                 affiliates    serve   as   fund
                                                 accountant,       administrator
                                                 and/or distributor.

----------------- ------------------- ---------- ------------------------------------

Nathan V.         Assistant           since      Staff Attorney, Forum
Gemmiti           Secretary           2002       Administrative Services, LLC (fund
8/6/70                                           administrator) (2001 to present).
2 Portland                                       Formerly, Associate, Pierce Atwood
Square,                                          (law firm) (1998 to  2001).
Portland, ME                                     Officer of various registered
04101                                            investment companies for which
                                                 Forum  Financial  Group  or its
                                                 affiliates    serve   as   fund
                                                 accountant,       administrator
                                                 and/or distributor.

----------------- ------------------- ---------- ------------------------------------


                                                                              19

----------------- ------------------- ---------- ------------------------------------

Dawn L. Taylor    Assistant           since      Tax Manager, Forum Administrative
5/14/64           Treasurer           2002       Services, LLC.
2 Portland                                       Officer of various registered
Square,                                          investment companies for which
Portland, ME                                     Forum Financial Group or its
04101                                            affiliates serve as fund
                                                 accountant, administrator and/or
                                                 distributor.

----------------- ------------------- ---------- ------------------------------------



         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").


DIRECTOR OWNERSHIP IN THE FUND(S)


------------------------------- ----------------------------- -----------------------------------------------

                                DOLLAR RANGE OF BENEFICIAL    AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                OWNERSHIP IN THE FUND(1)      OCTOBER 31, 2002 IN ALL FUNDS OVERSEEN BY
DIRECTOR                                                      DIRECTOR IN THE FUND COMPLEX(2)

-------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

------------------------------- ----------------------------- -----------------------------------------------

Joseph R. Hardiman              None                          $10,001-$50,000

------------------------------- ----------------------------- -----------------------------------------------

W. Murray Jacques               None                           None

------------------------------- ----------------------------- -----------------------------------------------

Louis E. Levy                   None                          $50,001-$100,000

-------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

------------------------------- ----------------------------- -----------------------------------------------

Edward S. Hyman                 None                          Over $100,000

------------------------------- ----------------------------- -----------------------------------------------

Carl W. Vogt                    None                          $10,001-$50,000

------------------------------- ----------------------------- -----------------------------------------------


1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the director can exert voting power or has authority to sell.

2. The dollar ranges are: None, $1-$10,000,  $10,001-$50,000,  $50,001-$100,000,
over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

         As reported to the Fund, as of December 31, 2002 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director and Mr. Vogt receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 2002, Independent Directors' fees attributable to the assets of the Fund totaled approximately $9,974.


         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively.


                               COMPENSATION TABLE

                                                        TOTAL COMPENSATION
                                                        FROM THE FUND AND
                          AGGREGATE COMPENSATION        FUND COMPLEX
                         FROM THE FUND PAYABLE TO       PAYABLE TO
DIRECTOR                       DIRECTORS                DIRECTORS

--------------------------------------------------------------------------------

Edward S. Hyman*                $0                    $0

------------------------------------------------- ------------------------------

Joseph R. Hardiman       $2,132.67                $12,000 for service on 4
                                                  Boards in the Fund Complex

------------------------------------------------- ------------------------------

W. Murray Jacques          $677.71                $12,000 for service on 4
                                                  Boards in the Fund Complex

------------------------------------------------- ------------------------------

Louis E. Levy            $2,069.45                $12,000 for service on 4
                                                  Boards in the Fund Complex

------------------------------------------------- ------------------------------

Carl W. Vogt*            $2,096.76                $12,000 for service on 4
                                                  Boards in the Fund Complex

-- -------------------------------------- --------------------------------------

---------------------
* A director who is an "interested person" as defined in the 1940 Act.



INFORMATION CONCERNING COMMITTEES AND
MEETINGS OF DIRECTORS


         The Board met four times during the fiscal year ended October 31, 2002 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such director served.

         The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2002, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

         The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees for Independent Directors received from security holders. The Committee met once during the fiscal year ended October 31, 2002.

         The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2002, the Committee did not meet.



CODE OF ETHICS


         The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and its distributor as described below.

         The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.


         The Codes of Ethics are on public file with, and are available from, the SEC.


INVESTMENT ADVISORY AND OTHER SERVICES

         ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement").

         ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $647 million of net assets as of December 31, 2002.

         Under the Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Board. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The Advisor has contractually agreed to reduce its annual fees, if necessary, so that the Fund's annual expenses do not exceed 0.95% of the average daily net assets of the Shares. This agreement will continue until at least February 29, 2004 and may be extended. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

                         FISCAL YEARS ENDED OCTOBER 31,
                         ------------------------------



    2002                              2001                             2000
    ----                              ----                             ----

 $373,056(1)                       $337,321(2)                      $282,453(3)
 ----------
 1 Net of fee waivers of $23,211.
 2 Net of fee waivers of $61,260.
 3 Net of fee waivers of $113,361.


         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

         The Advisory Agreement will continue in effect from year to year after its initial two-year term if such continuance is specifically approved at least annually by the Fund's Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or the Advisor may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

         The Investment Advisory Agreement was most recently approved by the Board on September 25, 2002. In approving the continuation of the Fund's investment advisory agreement, the Board, including the Independent Directors, noted that ISI provided investment advisory services to three other funds in the Fund Complex, Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. The Board reviewed ISI's compensation and expenses for providing advisory services to the Fund, and the resulting profitability to ISI, and analyzed comparative information on advisory fees and overall expense ratios of similar mutual funds. The Board noted that the overall expense ratio for the Fund was lower than the average expense ratio for funds in its peer group. The Board also considered that ISI had agreed to waive it fees or reimburse expenses of the Fund so that the Fund's expense ratio would not exceed 0.95%. The Board also reviewed the Fund's performance when compared to comparable funds over the prior one-, three- and five-year periods. The Board noted that the Fund's performance was above average for this peer group. After requesting and reviewing such other information as it deemed necessary, the Board, including a majority of Independent Directors, concluded that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.



ADMINISTRATION


         Forum Administrative Services, LLC ("FAdS") is the administrator of the Fund. As administrator, pursuant to an agreement with the Fund, FAdS is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

         For its services, FAdS receives an annual fee from the Fund equal to 0.05% of the total average daily net assets of the funds in the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the funds in the Fund Complex in excess of $750 million. These fees are allocated among the funds in the Fund Complex in proportion to their relative net assets. FAdS receives a minimum fee of $3000 per month from the Fund. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month. As compensation for providing administration services for May 27, 2002 through October 31, 2002 FAdS received $21,697 from the Fund.

         FAdS's agreement is terminable without penalty by the Board or by FAdS on 60 days' written notice. Under the agreement, FAdS is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect FAdS from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, Investment Company Capital Corp. ("ICCC") provided administration services to the Fund. As compensation for such services, ICCC was entitled to receive from the Fund Complex a fee based on the combined assets in the Fund Complex at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and 0.03% of the amount over $500 million. ICCC's fee was allocated among the funds in the Fund Complex according to their relative net assets.

         Administration fees paid by the Fund to ICCC for the last period November 1, 2001 to May 27, 2002 and for the last two fiscal years were as follows:

        PERIOD ENDED
        MAY 27, 2002          FISCAL YEARS ENDED OCTOBER 31,
        ------------          ------------------------------
         2002                  2001                  2000
         ----                  ----                  ----
        $48,374               $95,128               $98,598



DISTRIBUTION OF FUND SHARES


DISTRIBUTION AGREEMENT AND PLAN

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as Distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.

         The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

         ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The Distribution Agreement, including the form of Agency Distribution Agreement (as described below), was most recently approved by the Board, including a majority of the Independent Directors, on September 25, 2002.

         ISI Group has entered into sub-distribution agreements ("Agency Distribution Agreements") with certain broker-dealers ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.


         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:
                         FISCAL YEARS ENDED OCTOBER 31,
                         ------------------------------

                2002                  2001                    2000
                ----                  ----                    ----
              $221,243              $166,435                $166,171

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 25, 2002.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

RECEIPT AND RETENTION OF SALES COMMISSIONS

         For the last three fiscal years, the Distributor received the following commissions or contingent deferred sales charges, and from such commissions or sales charges, the Distributor retained the following amounts:

                         FISCAL YEARS ENDED OCTOBER 31,

         2002                         2001                        2000
         ----                         ----                        ----
RECEIVED      RETAINED       RECEIVED      RETAINED       RECEIVED      RETAINED
$171,000      $14,076         $7,213          $0           $9,375          $0


EXPENSES BORNE BY THE FUND

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Forum or ISI Group.


         The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.


BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

         Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.


         The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund.

         No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other remuneration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services describe above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis

         Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires the Advisor to furnish reports and to maintain records in connection with such reviews.


         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


         During the fiscal years ended October 31, no brokerage commissions were paid by the Fund for research services.

         The Fund paid no brokerage commissions for the past three fiscal years.

         The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.

REGULAR BROKER DEALER   TYPE OF SECURITY           VALUE HELD
Goldman Sachs           Repurchase Agreements      $7,788,000


CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Managed Municipal Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series or class will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.


         The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.


         As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL
REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


CUSTODIAN, TRANSFER AGENT AND
ACCOUNTING SERVICES



         The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

         For its services, Northern Trust receives a fee that is structured in three components. It receives a base fee of $2,500, an asset based fee of 0.00035% of the market value of the Fund's assets held in custody, and a fee for each Fund transaction based which varies from $4 to $10 depending upon the type of transaction. Prior to May 27, 2002, Bankers Trust Company ("Bankers Trust") was the Fund's custodian. As compensation for providing these services Bankers Trust received such compensation from the Fund as was agreed to from time to time by Bankers Trust and the Fund.

         Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent. As transfer agent and distribution paying agent, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

         For its services, the Fund pays the Transfer Agent a base fee of $1000 per year plus certain shareholder account and Internet related fees. Such fees are paid monthly for services performed during the prior calendar month.

         The Transfer Agent's agreement is terminable without penalty by the Board or by the Transfer Agent on 60 days' written notice. Under the agreement, the Transfer Agent is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, ICCC was the Fund's transfer and dividend disbursing agent. As compensation for these services, ICCC received up to $17.22 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith.

         Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

         For its services, the Fund pays FAcS a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets. The fees are paid monthly for services performed during the prior calendar month.

         As compensation for providing accounting services for the period May 27, 2002 through October 31, 2002, FAcS received fees of $22,594.

         FAcS's agreement is terminable without penalty by the Board or by FAcS on 60 days' written notice. Under the agreement, FAcS is liable only for loss or damage due to errors caused by bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.

         Prior to May 27, 2002, ICCC provided accounting services to the Fund. As compensation for these services, the Fund paid ICCC an annual fee, calculated daily and paid monthly, as shown below.

AVERAGE DAILY NET ASSETS        INCREMENTAL FEE
------------------------        ---------------
0 - $10,000,000                 $13,000 (fixed fee)
$10,000,000 - $20,000,000       0.100%
$20,000,000 - $30,000,000       0.080%
$30,000,000 - $40,000,000       0.060%
$40,000,000 - $50,000,000       0.050%
$50,000,000 - $60,000,000       0.040%
$60,000,000 - $70,000,000       0.030%
$70,000,000 - $100,000,000      0.020%
$100,000,000 - $500,000,000     0.015%
$500,000,000 - $1,000,000,000   0.005%
over $1,000,000,000             0.001%

         In addition, the Fund reimbursed ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services. As compensation for providing accounting services for the period November 1, 2001 through May 26, 2002, ICCC received fees of $31,081. For the fiscal year ending October 31 2001 and 2000, ICCC received fees of $54,904 and $54,825, respectively.

INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors, Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.


CONTROL PERSONS AND PRINCIPAL
HOLDERS OF SECURITIES


         To Fund management's knowledge, as of February 6, 2003, there is no record of ownership of5% or more of the outstanding Shares of a class of the Fund.

         In addition, to Fund management's knowledge, as of February 6, 2003, Directors and officers as a group owned less than 1% of total outstanding Shares of a class of the Fund.



PERFORMANCE INFORMATION


TOTAL RETURN

         The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)
-------------------------------------------

The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)n = ERV
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return;
n  =              period covered by the computation, expressed in years;
ERV  =            ending redeemable value of a
                  hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation of average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
----------------------------------------------------------

The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[D]
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return (after taxes on distributions);
n  =              period covered by the computation, expressed in years.
ATV[D] =          ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)
-------------------------------------------------------------------------

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)n = ATV[DR]
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return (after taxes on distributions
                  and redemption);
n  =              period covered by the computation, expressed in years.
ATV[DR] =         ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions repr returns of capital and any basis adjustments that wouesenting to an individual taxpayer, other taxpermitted by applicable feld apply law.


The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

AGGREGATE TOTAL RETURNS (BEFORE TAXES)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Return = [(ERV) - 1]
                            P
Where:
P  =              hypothetical initial payment of $1,000;

ERV  =            ending  redeemable  value of a  hypothetical  $1,000  payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                             AS OF OCTOBER 31, 2002,


                                                                 1-YEAR       5-YEAR        10-YEAR
AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)                      1.95%        4.70%         5.73%
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)      1.65%        4.53%         5.40%
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS       2.75%        4.54%         5.33%
                                            AND REDEMPTION)
AGGREGATE TOTAL RETURNS (BEFORE TAXES)AT NET ASSET VALUE         5.11%       29.68%        79.96%
AVERAGE ANNUAL TOTAL RETURN AT NET ASSET VALUE                   5.11%        5.34%         6.05%





         If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

         Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculations assume a maximum sales charge of 3.00%. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.


         For the same 30-day period, the taxable-equivalent yield (using the maximum federal tax rate of 38.60%) was 4.07%. SEC yield is 2.50%.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.


         The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:

                       Year Ended October 31, 2002                  11%
                       Year Ended October 31, 2001                  21%
                       Year Ended October 31, 2000                  22%




FINANCIAL STATEMENTS


         The financial statements for the Fund for the period ended October 31, 2002, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2002.

                                     PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.


   (2) Articles of Amendment to Articles of Incorporation (Exhibit filed herewith).

   (3) Articles Supplementary to Articles of Incorporation dated December 15, 1993, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

   (4) Articles Supplementary to Articles of Incorporation dated December 31, 1994, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (File No. 950116-96- 000098) on February 26, 1996.

   (5) Articles Supplementary to Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

(b)       By-Laws,   as  amended  through   December  18,  2002  (Exhibit  filed
          herewith).


(c)(1) ISI Managed Municipal Fund Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.

   (2) Flag Investors Managed Municipal Fund Class A Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit 2 (By-Laws), as
          amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.

(d)(1) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.


   (2) Expense Limitation Agreement dated March 1, 2003, to be filed in later amendment.


(e)(1) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc. incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.


   (2) Form of Agency Distribution Agreement for ISI Managed Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

   (3) Form of Shareholder Servicing Agreement for ISI Shares incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.


(f)       None.

(g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

(h)(1) Master Services Agreement between Registrant and Investment Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services incorporated by reference to
          Exhibit 9(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.


(i)(1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000..

   (2)    Consent of Counsel (Exhibit filed herewith).

(j)       Consent of Independent Auditors (Exhibit filed herewith).


(k)       None.

(l) Form of Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(m)(1) Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

   (2) Amended Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

(n)       Financial Data Schedule, not applicable.

(o)(1) Rule 18f-3 Plan incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

   (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.


(p)(1) ISI Funds Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 16 via EDGAR on February 27, 2002, accession number 0000950116-02-000291).

   (2) ISI Advisors Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 16 via EDGAR on February 27, 2002, accession number 0000950116-02-000291).

Other Exhibits:

(A) Powers of Attorney (Exhibit incorporated by reference as filed as Exhibit (q) in post-effective amendment No. 16 via EDGAR on February 27, 2002, accession number 0000950116-02-000291).

(B)       Powers of Attorney for W. Murray Jacques (Exhibit filed herewith).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION.

Sections 1,2,3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.


During  the past two  fiscal  years:  Edward  S.  Hyman,  Jr.,  Chairman  of the
Investment Advisor, served as Chairman, and a President of International Strategy & Investment Group Inc., the distributor for the Fund's Total Return U.S. Treasury Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President, Assistant Treasurer and a Secretary of International Strategy & Investment Group, Inc.; and Stephen Killorin, Executive Managing Director and Chief Financial Officer of the Investment Advisor, served as Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc.

ITEM 27. PRINCIPAL UNDERWRITERS.

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.


(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund's securities also acts as principal underwriter, depositor or investment advisor.


     International Strategy & Investment Group Inc., the distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), also acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.


(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in response to Item 20.

Names and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. .................................... ...................................
Edward S. Hyman                              Chairman, and President              Chairman and Director
............................................. .................................... ...................................
R. Alan Medaugh                              Director                             President
............................................. .................................... ...................................
Nancy Lazar                                  Executive Vice President,            Vice President
                                             Assistant Treasurer, Secretary and
                                             Director
............................................. .................................... ...................................
Steve Killorin                               Executive Managing Director and      Vice President
                                             Chief Financial Officer
......................................................................................................................
* 535 Madison Avenue, 30th Floor New York, New York 10022


(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, all affiliates of Forum Financial Group, LLC, Two Portland Square, Portland, ME 04101 ("Forum").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and FAcS each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

Not Applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on February 28, 2003.

                                        MANAGED MUNICIPAL FUND, INC.
                                        By: */S/ EDWARD J. VEILLEUX
                                            -----------------------
                                             R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
Edward S. Hyman                     Date
Chairman and Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
Joseph R. Hardiman                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
Louis E. Levy                       Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
W. Murray Jacques                   Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
Carl W. Vogt, Esq.                  Date
Director

*/S/ EDWARD J. VEILLEUX             FEBRUARY 28, 2003
-----------------------             -----------------
R. Alan Medaugh                     Date
President

/S/ STACEY E. HONG                  FEBRUARY 28, 2003
------------------                  -----------------
Stacey E. Hong                      Date
Treasurer

By: /S/ EDWARD J. VEILLEUX

Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED,  that Edward J. Veilleux,  Stacey E. Hong,  Dawn L. Taylor,  Thomas G.
               Sheehan and Nathan V. Gemmiti are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED,  that Edward J. Veilleux,  Stacey E. Hong,  Dawn L. Taylor,  Thomas G.
               Sheehan and Nathan V. Gemmiti are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. and ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS

(a)(2)  Articles of Amendment to Articles of Incorporation.

(b)     By-Laws.

(i)(2) Consent of Counsel.

(j)    Consent of Ernst & Young LLP.

Other Exhibits  Powers of Attorney.